                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 24, 2002
                                                           -------------

                         RED ROBIN GOURMET BURGERS, INC.
       -------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                     0-49916                84-1573084
     ----------------------------------------------------------------------
      (State or Other               (Commission             (IRS Employer
      Jurisdiction of               File Number)          Identification No.)
       Incorporation)


         5575 DTC Parkway, Suite 110, Greenwood Village, Colorado 80111
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (303) 846-6000
                                                           --------------

                                 Not Applicable
                    ----------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

       On July 24, 2002, Red Robin Gourmet Burgers, Inc. entered into a $40 million revolving credit agreement with Wachovia Bank, National Association and other financial institutions named therein. The revolving credit facility expires on July 24, 2005. Red Robin intends to use its borrowings under the revolving credit facility to fund the construction and acquisition of new restaurants, to refinance existing indebtedness and for general corporate purposes, including working capital. On July 24, 2002, Red Robin borrowed $11,250,000 under the revolving credit facility to repay existing indebtedness, of which $11,000,000 is currently outstanding. The outstanding amount currently bears interest at 3.58%.

       The facility is secured by a first priority pledge of all of the outstanding capital stock of Red Robin's subsidiaries and a first priority lien on all or substantially all of Red Robin's tangible and intangible assets. The credit agreement requires that Red Robin comply with a maximum level of capital expenditures restriction and that it maintain a maximum leverage ratio, initially set at 2.0 to 1.0, as well as a minimum fixed charge coverage ratio, initially set at 1.25 to 1.0, and a minimum EBITDA requirement, initially set at $27.5 million and 90% of the prior twelve month period EBITDA. The credit agreement restricts Red Robin's ability to, among other things, engage in mergers, acquisitions, joint ventures or sale-leaseback transactions, sell assets, incur indebtedness, make investments, create liens and pay dividends.

       The credit agreement is attached to this Current Report on Form 8-K as
Exhibit 1.1 and the information contained within the credit agreement is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       1.1 Credit Agreement, dated as of July 24, 2002, among Red Robin International, Inc., Red Robin Gourmet Burgers, Inc., the domestic subsidiaries of the borrower from time to time parties thereto, the lenders parties thereto, Wachovia Bank, National Association, as Administrative Agent, and U.S. Bank National Association, as Documentation Agent.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               RED ROBIN GOURMET BURGERS, INC.


Date: July 30, 2002                      By:          /s/ James P. McCloskey
                                               --------------------------------
                                               Name:  James P. McCloskey
                                               Title: Chief Financial Officer

                                        3